UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2005 (March 14, 2005)

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
SIGNATURES

Item 1.01. Entry Into a Material Definitive Agreement.

     At a meeting of the Compensation Committee of the Board of Directors of Luminex Corporation (the “Company”) on March 14, 2005, after consideration of presentations and recommendations of an independent compensation consultant, and such other matters and information as deemed appropriate, the Compensation Committee approved, and the Board of Directors ratified, the terms of the compensation to be paid to the Company’s non-employee directors, effective as of the Company’s 2005 Annual Meeting of Stockholders. The compensation policy is as follows:

Annual Cash Retainers

•	Each Board Member (other than the Chairman) serving on the Board of Directors after the annual stockholder meeting in any given year shall be paid an annual retainer of $18,000 (payable quarterly in arrears); provided that each member of the Audit Committee (other than the Chair) shall receive an additional annual retainer of $10,000 (payable quarterly in arrears).

•	The Chairman of the Board of Directors shall be paid a monthly retainer of $10,000.

•	The Chairs of the Audit Committee and Executive Committee of the Board of Directors shall be paid an additional annual retainer of $20,000 (payable quarterly in arrears).

•	The Chair of the Compensation and Nominating and Corporate Governance Committees of the Board of Directors shall be paid an additional annual retainer of $10,000 (payable quarterly in arrears).

Board Meeting and Committee Fees

Each Board Member shall receive the fees listed below for attendance at Board and committee meetings.

•	$2,000 for each board meeting attended in person or via telephone

•	$500 for each committee meeting (other than an Audit Committee or Executive Committee meeting) attended in person or via telephone, to the extent not held in conjunction with a full Board meeting

•	$1,000 for each Audit committee meeting attended in person or via telephone, to the extent not held in conjunction with a full Board meeting

Equity Grants

Board Members shall be eligible for annual restricted stock grants as follows:

•	Each Board Member (other than the Chairman, the Audit Committee Members and the Chair of the Executive Committee) shall receive an annual grant of 4,500 shares of restricted common stock pursuant to the Company’s 2000 Long-Term Incentive Plan (the “Plan”).

•	The Chairman of the Board shall receive an annual grant of 18,000 shares of restricted common stock pursuant to the Plan.

•	Each Audit Committee Member shall receive an annual grant of 6,500 shares of restricted common stock pursuant to the Plan, provided that the Chair shall receive an annual grant of 8,500 shares.

•	The Chair of the Executive Committee shall receive an annual grant of 8,500 shares of restricted common stock pursuant to the Plan.

The restricted shares are subject to the terms of the Plan and the form of award agreement previously filed with the Securities and Exchange Commission and vest one year from the date of grant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION
Date: March 17, 2005	By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer